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                                                                    EXHIBIT 10.2



                      SECOND AMENDMENT TO AMENDED AND RESTATED
                              REVOLVING CREDIT AGREEMENT

    This Second Amendment to Amended and Restated Revolving Credit Agreement ("Second Amendment") dated as of June ____, 1996 by and among EAGLE FINANCE CORP., a Delaware corporation ("Borrower"), CORESTATES BANK, N.A., a national banking association, HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, BANK ONE, CHICAGO, N.A., a national banking association, COLE TAYLOR BANK, an Illinois banking corporation, FLEET BANK, N.A. (successor in interest to Natwest Bank N.A.), NBD BANK, a Michigan banking association, LASALLE NATIONAL BANK, a national banking association, THE SUMITOMO BANK, LTD., Chicago branch, a bank organized under the laws of Japan (successor in interest to The Daiwa Bank, Limited), THE NORTHERN TRUST COMPANY (successor in interest to Northern Trust Bank\O'Hare, N.A. ) (each individually a "Bank" and collectively the "Banks" and CORESTATES BANK, N.A., as agent for the Banks hereunder (in such capacity as "Agent").

                                      BACKGROUND

    A. Borrower, Banks and Agent are parties to a certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1995, as amended on the terms and conditions set forth herein.

    B. Capitalized terms used but not otherwise defined in this Second Amend-ment shall have the meanings respectively ascribed to them in the Credit Agreement.

    NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

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    1.   AMENDMENTS.
         A. The Credit Agreement is amended by deleting the definitions of "Termination Date" and "Borrowing Base" contained in Sections 1.01 of the Credit Agreement in their entirety and replacing such definitions with the following respective definitions:

              "Termination Date" means the earlier of (1) September 27, 1996 or (2) the date of termination of the Commitments pursuant to Section
         2.02 or Section 9.01.

              "Borrowing Base" means eighty-five percent (85%) of Eligible Receivables, PROVIDED, HOWEVER, that the rate of advance shall be seventy percent (70%) for Eligible Receivables for which there has been a Modification (other than a Pre-Approved Modification) during the six (6) month period immediately preceding the applicable date of calculation of the Borrowing Base and, PROVIDED, FURTHER, HOWEVER, that the rate of advance shall be fifty percent (50%) for Eligible Receivables rated as D Paper. Aggregate outstanding advances on Eligible Receivables rated as D Paper shall not exceed $3,000,000 at any one time.

         B. The Credit Agreement is amended by adding the following definitions to Section 1.01 of the Credit Agreement as follows:


         "351 Report" means a written report prepared by Borrower setting forth the underwriting guideline exceptions to the receivables during the period covered by such report, in substantially the form of Exhibit "1" attached hereto and incorporated herein by reference.

              "Extension" means, with respect to a receivable, a time extension or deferment accorded to the receivable obligor to make payment of principal and/or interest more than thirty-one (31) days beyond the due date for payment set forth in the initial writing underlying the receivable.

              "Modification" means, with respect to a receivable, a change in payment terms, including interest rate and maturity date, by reason of an amendment, change, waiver or other deviation from the initial terms and conditions in the writing underlying the receivable.

              "Pre-Approved Modification" means a Modification contemplated at the time of the initial writing underlying the receivable and the


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         implementation of which is conditioned upon performance standards thereafter being met by the receivable obligor.

              "EAC "Program" means a special program to purchase receivables from automotive dealers which are designated I Borrower portfolios 07005740 and 07005741.

              "Towerview Program" means a special program to purchase receivables from automotive dealers which are designated in Borrower portfolios 02405740 and 08405740.

              "D-Paper" means, with respect to a receivable, the initial writing with a receivable obligor entered into through special finance programs including those commonly called the EAC Program, Towerview Program, Weekly Pay Program or the Bi-Weekly Pay Program or which is otherwise rated as "D" Paper by Agent in its sole discretion.

              "Weekly Pay Program" means a special program in which receivable obligors are required to make weekly payments with respect to their obligations to Borrower and are designated in Borrower portfolio designation 02401752.

              "Bi-Weekly Pay program" means a special program in which receivable obligors are required to make bi-weekly payments with respect to their obligations to Borrower and are designated in Borrower portfolio 02401726.

    C. The Credit Agreement is amended by modifying the definition of "Eligible Receivable" by deleting the word "and" at the end of Subsection "(xi)" thereof, changing the numbering of Subsection "(xii)" thereof to "(xvii)" and inserting the following new Subsections as follows:


         (xii) there have been no more than two (2) Extensions with respect to the receivable during the six (6) month period immediately preceding the applicable Borrowing Base calculations;



         (xiii) there has been no more than one (1) Modification with respect to the receivable during the six (6) month period immediately preceding the applicable Borrowing Base calculations;

         (xiv) there has been no Extension with respect to the receivable following a Modification of such receivable which occurred during the six


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         (6) month period immediately preceding the applicable Borrowing Base calculations;

         (xv) the receivable has not been repurchased by Borrower after June 30, 1996;

         (xvi) as to any receivable rated as D Paper, the receivable was created, originated or purchased prior to July 1, 1996; and

    D. The Credit Agreement is amended by deleting the number "$125,000,000" contained in the 29th line of Section 2.01 of the Credit Agreement and replacing it with the number "$100,000,000". In connection with this reduction in the aggregate Commitments of all of the Banks, each Bank's Commitment is reduced pro rata to the amount set forth next to each Bank's name on the signature pages hereto.

    E. The Credit Agreement is amended by deleting the percentage "two and one-quarter percent (2 1/4%) contained in the last line of Section 2.05 and replacing such percentage with "four percent (4%) ("Default Rate")".

    F. The Credit Agreement is amended by deleting Section 2.11 thereof I its entirety and replacing such Section with the following:

         SECTION 2.11 Term. The term of the Commitments and the Credit Facility under which Revolving Credit Loans shall be made available to Borrower under the terms of this Agreement shall expire on September 27, 1996, as of which date no further Loans shall be made available by Banks to Borrower and on which date all of Borrower's obligations of every kind and nature shall, unless sooner becoming due under the terms of this Agreement, become due and payable in full.

    G. The Credit Agreement is amended by deleting Section 6.10 in its entirety and replacing such Section with the following.

              SECTION 6.10 Management. Continue to be actively managed by Charles F. Wonderlic and Robert J. Braasch in substantially similar or greater capacities as on the date hereof. If Charles F. Wonderlic and Robert J. Braasch cease to actively participate in the management of


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         Borrower in such capacities, their successor or successors satisfactory to the Majority Banks shall be promptly appointed.

    H.   The Credit Agreement is amended by deleting the last sentence of
Section 6.14 and replacing it with the following:

         In addition to the foregoing examinations, Borrower shall cause BDO Seidman to perform additional examinations requested by Agent and to cause a written report of examination to be submitted to Banks by September 15, 1996 the cost and expenses of which shall be the sole responsibility of Borrower. The failure of Borrower to cause the report to be delivered as required herein shall be an event of Default hereunder, the sole remedy for which shall be application of the Default Rate for calculating interest on the Revolving Credit Loans retroactive to July 1, 1996.

    I.   The Credit Agreement is amended by deleting the first paragraph of
Section 7.04 in its entirety and replacing such paragraph with the following:

         Sell, transfer or otherwise dispose of all or any substantial part (as herein-defined) of its assets to , or consolidate with, or merge into, any other person, firm or corporation, or permit any other person, firm or corporation to merge into Borrower, except that Borrower may sell, transfer or otherwise dispose of a portion of its properties if such properties are sold, transferred, or otherwise disposed of other than through a merger or consolidation and for a consideration and upon terms deemed by the Board of Directors of Borrower to be adequate and satisfactory, and the Board shall have determined that such sale or other disposition of such properties is in the best interest of Borrower and the holders of the Notes; provided, however, (x) that the consideration for any such sale or other disposition shall be paid in cash or cash equivalents, (y) such sale or other disposition will not involve a substantial part of the assets of Borrower, and (z) all consideration from the sale, transfer or other disposition of receivables or any property constituting proceeds of receivables (including without limitation, any insurance proceeds or any returned or repossessed inventory) ("Receivable Sales") shall be paid to Agent for crediting against the outstanding balance of the Revolving Credit Loans.
    Furthermore, the Commitments of the Banks shall be permanently reduced by an amount equal to eighty-five (85%) percent of the amount of consideration from Receivable Sales. Such reduction (s) shall occur immediately upon payment of the consideration of Receivable Sales to Borrower or Agent. Each Bank's Commitment shall be reduced based on the pro rata percentage decrease in the aggregate Commitments of the Banks.


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    J.   The Credit Agreement is amended by deleting the percentage "twenty-
five percent(25%) in the fifth line of the second paragraph of Section 7.04 therein and replacing such percentage with "thirty-five percent (35%)".

    K. The Credit Agreement is amended by deleting Section 8.05 in its entirety and replacing such Section with the following:

         SECTION 8.05.   Interest Coverage Ratio.   borrower will at all times
maintain a ratio of (I) the sum of Net Earnings plus Interest Expense to (ii) Interest Expense of at least 1.0 to 1.

    L. The Credit Agreement is amended by deleting Subsection 8.06 (4) and replacing such Subsection with the following:

         (4) Twelve and one-half percent (12.5%) of automobile sales finance loans (net of unearned income).

    M. The Credit Agreement is amended by renumbering Subsection 6.11 (16) to Subsection 6.11 (18) and by inserting new Subsections 6.11 (16) and 6.11(17) as follows:

         (16) Within thirty (30) days after each month end, and on any other basis as Agent may request, a certified copy of Borrower's 351 Report.

         (17) No later than August 15, 1996 and September 15,1996, a written update of the status of Borrower's efforts to reorganize its capital structure including, without limitation, a detailed report of the timetable, amounts, specific parties, types of financing vehicles and the current status of negotiations. The failure of Borrower to deliver the updates to Agent by the dates provided above shall be an Event of Default hereunder, the sole remedy for which shall be application of the Default Rate for calculating interest on the Revolving Credit Loans retroactive to July 1, 1996.

    2.   EXTENSION FEE.

    Borrower shall, contemporaneously with the execution hereof, pay to Agent in good funds, for the benefit of, and to be distributed to Banks based on their respective Pro Rata Percentages, an extension fee of $225,000.


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    3.   MISCELLANEOUS.

    3.1 Borrower represents and warrants to the Banks and Agent that if it has taken all necessary corporate action to authorize the execution, delivery and perform-ance of this Second Amendment. This Second Amendment is, or when executed by the Borrower and delivered to the Agent, will be, duly executed and constitute valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms. Borrower hereby ratifies and restates each of the representations and warranties of the Borrower set forth in Article V of the Credit Agreement as being true and correct on the date hereof.

    3.2 This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

    3.3 This Second Amendment shall amend and is incorporated into the Credit Agreement. To the extent of any express inconsistency between the terms hereof and the terms of the Credit Agreement, the terms hereof shall control. Except as expressly amended by this Second Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.

    3.4. Borrower acknowledges, confirms, represents and covenants that as of the date hereof, (a) it is indebted to Banks, without defense, setoff counterclaim or recoupment of any nature, in the aggregate principal amount of $80,450,000 for Revolving Credit Loans made pursuant to the Credit Agreement and
(b) all security interest and liens in the Collateral granted to Agent (for the benefit of Agent and Banks) under the Credit Agreement continue to be first priority perfected security interest and continue to secure all obligations and indebtedness of every kind owing from Borrower to the Banks and/or Agent.


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    IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                       EAGLE FINANCE CORP.

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)
Commitment Amount:
$10,000,000                            HARRIS TRUST AND SAVINGS BANK

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$16,250,000                            CORESTATES BANK, N.A.

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$12,500,000                            BANK ONE, CHICAGO, N.A.

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$7,083,333.33                          COLE TAYLOR BANK

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)



                         (Signatures continued on next page)


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$12,500,000                            FLEET BANK, N.A.

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$12,500,000                            NBD BANK

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$12,500,000                            LASALLE NATIONAL BANK

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)



$8,333,333.33                          THE SUMITOMO BANK, LTD.,
                                       Chicago Branch

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)

$8,333,333.33                          THE NORTHERN TRUST COMPANY

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)


                                       CORESTATES BANK, N.A. (as Agent)

                                       By:
                                           --------------------------------

                                           --------------------------------
                                                 (print name and title)


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